Financial Statements American Republic Variable Annuity Account Year Ended December 31, 2013 With Report of Independent Registered Public Accounting Firm

American Republic Variable Annuity Account

Financial Statements

Year Ended December 31, 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
Of American Republic Variable Annuity Account
American Republic Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of American Republic Variable Annuity Account (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the  Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of American Republic Variable Annuity Account, at December 31, 2013, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted account principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 24, 2014

American Republic Variable Annuity Account

Statement of Assets and Liabilities

December 31, 2013
	Intermediate Bond Division	Growth Division	Growth and Income Division	International Growth Division	Balanced Wealth Strategy Division
Assets
Investments in shares of mutual funds, at fair value	$585,355	$1,219,773	$652,660	$514,561	$718,127
Total assets	585,355	1,219,773	652,660	514,561	718,127

Liabilities
Net Assets	$585,355	$1,219,773	$652,660	$514,561	$718,127

Net Assets
Accumulation units	$494,930	$1,201,996	$609,925	$493,825	$657,271
Contracts in the annuitization period	90,425	17,777	42,735	20,736	60,856
Total net assets	$585,355	$1,219,773	$652,660	$514,561	$718,127

Investment in shares of mutual funds, at cost	$608,474	$882,841	$492,343	$619,413	$575,677
Shares of mutual funds owned	52,171	39,310	23,477	26,703	52,152

Accumulation units oustanding	16,059	20,523	16,616	17,831	15,478
Accumulation unit value	$30.82	$58.57	$36.71	$27.69	$42.47

Annuitized units outstanding	2,934	304	1,164	749	1,433
Annuitized unit value	$30.82	$58.57	$36.71	$27.69	$42.47

See accompanying notes.

American Republic Variable Annuity Account

Statement of Operations

Year Ended December 31, 2013
	Intermediate Bond Division	Growth Division	Growth and Income Division	International Growth Division	Balanced Wealth Strategy Division
Net investment income (loss)
Income:
Dividends	$21,187	$2,534	$7,853	$5,106	$16,347
Expenses:
Mortality and expense risk charge	8,622	15,652	8,265	7,312	9,501
Net investment income (loss)	12,565	(13,118)	(412)	(2,206)	6,846

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(29)	298,798	7,557	(21,579)	25,777
Realized gain distributions	17,188	–	–	–	–
Net realized gain (loss) on investments	17,159	298,798	7,557	(21,579)	25,777

Change in unrealized appreciation/
depreciation of investments	(51,891)	33,683	159,010	82,510	62,227
Increase (decrease) in net assets from operations	$(22,167)	$319,363	$166,155	$58,725	$94,850

See accompanying notes.

American Republic Variable Annuity Account

Statement of Changes in Net Assets

	Intermediate Bond Division		Growth Division		Growth and Income Division
	Year ended December 31		Year ended December 31		Year ended December 31
	2013	2012	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$12,565	$22,507	$(13,118)	$(15,003)	$(412)	$491
Net realized gain (loss) on investments	17,159	34,923	298,798	78,246	7,557	(7,816)
Change in unrealized appreciation/
depreciation of investments	(51,891)	(25,332)	33,683	64,835	159,010	85,977
Increase (decrease) in net assets
from operations	(22,167)	32,098	319,363	128,078	166,155	78,652

Contract transactions:
Administrative charges	(589)	(837)	(842)	(889)	(320)	(390)
Contract distributions and terminations	(35,208)	(100,309)	(161,251)	(124,020)	(16,940)	(74,653)
Actuarial adjustment in reserves for
currently payable annuity contracts	(11,049)	(11,026)	(3,220)	(3,364)	(4,430)	(5,215)
Decrease in net assets from
contract transactions	(46,846)	(112,172)	(165,313)	(128,273)	(21,690)	(80,258)
Total decrease in net assets	(69,013)	(80,074)	154,050	(195)	144,465	(1,606)

Net assets at beginning of year	654,368	734,442	1,065,723	1,065,918	508,195	509,801
Net assets at end of year	$585,355	$654,368	$1,219,773	$1,065,723	$652,660	$508,195

See accompanying notes.

American Republic Variable Annuity Account

Statement of Changes in Net Assets (Continued)
	International Growth Division		Balanced Wealth Strategy Division
	Year ended December 31		Year ended December 31
	2013	2012	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,206)	$854	$6,846	$4,058
Net realized gain (loss) on investments	(21,579)	(93,885)	25,777	17,846
Change in unrealized appreciation/
depreciation of investments	82,510	159,127	62,227	54,334
Increase (decrease) in net assets
from operations	58,725	66,096	94,850	76,238

Contract transactions:
Administrative charges	(513)	(584)	(519)	(626)
Contract distributions and terminations	(46,511)	(116,775)	(32,606)	(98,188)
Actuarial adjustment in reserves for
currently payable annuity contracts	(3,623)	(3,497)	(6,737)	(7,314)
Decrease in net assets from
contract transactions	(50,647)	(120,856)	(39,862)	(106,128)
Total decrease in net assets	8,078	(54,760)	54,988	(29,890)

Net assets at beginning of year	506,483	561,243	663,139	693,029
Net assets at end of year	$514,561	$506,483	$718,127	$663,139

See accompanying notes.

American Republic Variable Annuity Account

Notes to the Financial Statements

December 31, 2013
1. Organization

American Republic Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by American Republic Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in various investment divisions which, in turn, own shares of the following portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (Alliance), an open-end registered investment company (mutual fund) at December 31, 2013:

Division	Invests Exclusively in Shares of

Intermediate Bond	Intermediate Bond Portfolio
Growth	Growth Portfolio
Growth and Income	Growth and Income Portfolio
International Growth	International Growth Portfolio
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio

Effective April 27, 2012, Alliance terminated the Money Market Portfolio. Prior to that date, and at the instruction of contract owners, assets invested in the Money Market Portfolio were transferred to other available portfolios or liquidated.

American Republic Variable Annuity Account

Notes to the Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The  Company  has  elected  to  terminate  sales  efforts  of  variable  annuities.  As  a  result,  the Account is no longer available to new contract owners. Existing contract owners may continue to allocate transfers into the Account.

Investments

Investments  are  stated  at  the  closing  net  asset  values  per  share  of  each  of  the  respective portfolios, which value their investment securities at fair value based on quoted market price. The average cost method is used to determine realized gains and losses and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in additional shares of the underlying mutual fund.

Annuity Reserves

Net assets allocated to contracts in the annuitization (payout) period are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4.0%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could  change  in  the  future  as  more  information  becomes  known,  which  could  impact  the amounts reported and disclosed herein.

American Republic Variable Annuity Account

Notes to the Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Recent Accounting Pronouncements

In  June  2013,  the  Financial  Accounting  Standards  Board  issued  ASU  2013-08,  Financial Services – Investment Companies to amend the criteria for an entity to qualify as an investment company. In addition, this guidance (1) requires new disclosure for all investment companies and (2) amends the measurement criteria for certain interests in other investment companies. This guidance is effective prospectively for annual periods beginning after December 15, 2013. This guidance is not expected to have a material impact on the financial statements.

In May 2011, the Financial Accounting Standards Board issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance was effective for the Account on January 1, 2012. The adoption did not have a material impact on the financial statements.

2. Fair Values of Financial Instruments

GAAP defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is the price that the Account would receive at the measurement date upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

A hierarchal framework has been established to maximize the use of observable market data and minimize  the  use  of  unobservable  inputs  and  to  establish  classification  of  fair  value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example,  the  risk  inherent  in  a  particular  valuation  technique  used  to  measure  fair  value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

American Republic Variable Annuity Account

Notes to the Financial Statements (continued)

2. Fair Values of Financial Instruments (continued)

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

·    Level 1 – quoted prices in active markets for identical investments.

·	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

·	Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Account to measure fair value during the year ended December 31, 2013, maximized the use of observable inputs and minimized the use of unobservable inputs.

The Account’s investments in mutual funds included in the Statements of Assets and Liabilities are measured using quoted market prices in active markets for identical investments, and are therefore classified as Level 1.

Transfers between fair value hierarchy levels are recognized at the beginning of the period in which the transfer occurs.  There were no transfers between any levels during the year ended December 31, 2013.

3. Expenses and Related-Party Transactions

Mortality  and  expense  risks  assumed  by  the  Company  are  compensated  for  by  a  charge equivalent to an annual rate of 1.40% of the total net assets of each division.

American Republic Variable Annuity Account

Notes to the Financial Statements (continued)

3. Expenses and Related-Party Transactions (continued)

An annual contract administration charge of $30 is deducted on the last valuation date of each calendar year, upon full withdrawal of a contract’s value or upon commencement of annuity payments if such withdrawal is made or annuity payments commence prior to the last valuation date of the year. A transfer charge of $10 will be imposed on each transfer between divisions of the account in excess of six in any one calendar year. However, the Company has waived this charge until further notice. An early withdrawal charge may be imposed in the event of withdrawal of any portion of the contract value or upon annuitization. The early withdrawal charge is 5% of the amount withdrawn for purchase payments made within five years prior to the date of withdrawal. A withdrawal transaction charge of $10 will be imposed on each withdrawal in excess of three per calendar year.

4. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is currently being made to the Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

American Republic Variable Annuity Account

Notes to the Financial Statements (continued)

5. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments by division were as follows during the year ended December 31, 2013:

Division	Cost of Purchases	Proceeds From Sales

Intermediate Bond	$138,968	$156,061
Growth	799,343	977,774
Growth and Income	45,849	67,950
International Growth	25,542	78,395
Balanced Wealth Strategy	124,054	157,070

6. Changes in Units Outstanding
Transactions in units were as follows for each of the years ended December 31:

	2013			2012
Division	Purchased	Redeemed	Net Decrease	Purchased	Redeemed	Net Decrease

Intermediate Bond	22,143	23,635	(1,492)	34,980	38,536	(3,556)
Growth	51,460	54,679	(3,219)	34,165	37,127	(2,962)
Growth and Income	23,026	23,671	(645)	29,735	32,729	(2,994)
International Growth	23,409	25,316	(1,907)	31,354	36,729	(5,375)
Balanced Wealth Strategy	23,530	24,557	(1,027)	26,538	29,603	(3,065)

7. Unit Values (continued)

The following summarizes units outstanding, unit values, and net assets at December 31, 2013, 2012, 2011, 2010, and 2009, and investment income ratios and expense, investment income rating, and total return ratios for the years then ended:

Division	Units	Unit Value	Net Assets (000’s)	Investment Income Ratio(1)	Ratio of Expenses to Average Net Assets(2)	Total Return(3)

Intermediate Bond
2013	18,993	$30.82	$585	3.45%	1.40%	(3.52)%
2012	20,485	31.94	654	4.60	1.40	4.56
2011	24,041	30.55	734	4.13	1.40	5.16
2010	38,674	29.05	1,124	5.67	1.40	7.68
2009	44,857	26.98	1,210	3.80	1.40	16.86

Growth
2013	20,827	$58.57	$1,220	0.23%	1.40%	32.15%
2012	24,046	44.32	1,066	0.06	1.40	12.30
2011	27,008	39.47	1,066	–	1.40	(0.17)
2010	31,993	39.53	1,265	0.28	1.40	13.46
2009	40,403	34.84	1,408	–	1.40	31.38

Growth and Income
2013	17,780	$36.71	$653	1.33%	1.40%	33.09%
2012	18,425	27.58	508	1.50	1.40	15.88
2011	21,419	23.80	510	1.33	1.40	4.84
2010	23,294	22.70	529	–	1.40	11.52
2009	26,238	20.36	534	4.18	1.40	19.14

International Growth
2013	18,580	$27.69	$515	0.98%	1.40%	12.02%
2012	20,487	24.72	506	1.58	1.40	13.92
2011	25,862	21.70	561	2.89	1.40	(17.02)
2010	32,703	26.15	855	2.01	1.40	11.33
2009	36,221	23.49	851	4.75	1.40	37.64

Balanced Wealth Strategy
2013	16,911	$42.47	$718	2.41%	1.40%	14.87%
2012	17,938	36.97	663	1.99	1.40	12.04
2011	21,004	33.00	693	2.53	1.40	(4.16)
2010	27,050	34.43	931	2.65	1.40	9.08
2009	30,960	31.56	977	1.09	1.40	23.14

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Division, from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests.

(2) These  ratios  represent  the  annualized  contract  expenses  of  the  separate  account,  consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(4) Investment income ratio has been modified due to an immaterial error correction.

American Republic Variable Annuity Account

Notes to the Financial Statements (continued)

8. Subsequent Events

The Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.